                                                                    Exhibit 10.6


          AMENDMENT AND RESTATEMENT AGREEMENT dated as of October 20, 1999 (this
               "Amendment and Restatement"), in respect of the US$6,500,000,000 Credit Agreement dated as of October 21, 1998 (the "Credit Agreement" and, as amended by this Amendment and Restatement, the "Amended and Restated Credit Agreement"), among Joseph E. Seagram & Sons, Inc. (the "Borrower"), The Seagram Company Ltd., J.E. Seagram Corp., the Lenders party thereto, The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent"), Citibank, N.A., as Syndication Agent, and Bank of America NT&SA and Bank of Montreal, as Co-Documentation Agents.


          Section 2.19 of the Credit Agreement provides that the Termination Date of the Credit Agreement may be extended for a period of 364 days with the consent of the Consenting Lenders. The Borrower has requested that the Credit Agreement be amended and restated to effect such an extension and the other amendments set forth below, and the parties hereto are willing so to amend and restate the Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Credit Agreement. Concurrently herewith, the Borrower and The Seagram Company Ltd. are entering into amendments (the "Other Amendments"), similar to those described in Section 1(b) below, with respect to (i) the US$2,000,000,000 Credit Agreement dated as of November 23, 1994, as amended and restated as of October 21, 1998, among the Borrower, the Seagram Company Ltd., J.E. Seagram Corp., the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Citibank, N.A., as syndication agent, and Bank of Montreal, as documentation agent, and (ii) the US$1,100,000,000 Credit Agreement dated as of December 21, 1994, as amended and restated as of October 23, 1998, among The Seagram Company, Ltd., the lenders party thereto and Bank of Montreal, as administrative agent.

          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1. Amendments. Upon the effectiveness of this Amendment and Restatement as provided in Section 4 below, the Credit Agreement shall be amended and restated in its current form, but with the following changes:

          (a) Rollover of Facilities:

          (i) The definition of "Applicable Rate" is hereby amended by (i) replacing "50%" with "33.3%" in clauses (i) and (ii) of the proviso to the first sentence thereof, (ii) replacing "0.075%" with "0.250%" in such proviso and (iii) replacing the chart with the following:


----------------------------------------------------------------
            Index Debt        Eurodollar         Facility Fee
            ----------        ----------         ------------
             Ratings:           Spread               Rate
             --------           ------               ----
----------------------------------------------------------------
            > = A-/A3            0.50%               0.10%
----------------------------------------------------------------
            BBB+/Baa1            0.54%               0.11%
----------------------------------------------------------------
             BBB/baa2            0.57%               0.13%
----------------------------------------------------------------
            BBB-/Baa3            0.60%               0.15%
----------------------------------------------------------------
             BB+/Ba1             0.70%               0.25%
----------------------------------------------------------------
            <BB+/Ba1             0.95%               0.30%
----------------------------------------------------------------


          (ii) The last sentence of the definition of "Commitment" in the Credit Agreement is hereby deleted and replaced with:

          The aggregate amount of the Lenders' Commitments is $2,000,000,000.

          (iii) The definition of "Termination Date" in the Credit Agreement is hereby deleted and replaced with:

               "Termination Date" means October 18, 2000 (subject to extension as provided in Section 2.19).

          (iv) Schedule 2.01 of the Credit Agreement is hereby replaced with the schedule attached hereto as Exhibit A.

          (b) General Amendments.

          (i) the definition of "Leverage Ratio" in the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

               For purposes of calculating the Leverage Ratio, Total Debt shall not include 90% of the Indebtedness under the 7.50% Adjustable Conversion-rate Equity Security Units in the form issued on June 15, 1999 (including under the subordinated deferrable notes that are a part thereof).

          (ii) Section 6.01(e) of the Credit Agreement is hereby amended by adding the words "and the aggregate amount of other payment obligations" after the word "Indebtedness" in clause (A) thereof and by deleting the word "and" at the end thereof.

          (iii) Section 6.01(f) of the Credit Agreement is hereby amended (i) by adding the words "and other payment obligations" after the words "other Liens to secure Indebtedness" therein, (ii) by adding the words "and the aggregate amount of other payment obligations" after the words "principal amount of Indebtedness" therein and (iii) by changing the period to a semi-colon and adding the word "and" at the end thereof.

          (iv) the following new Section 6.01(g) is hereby added to the Credit Agreement after Section 6.01(f) thereof:

               (g) Liens on equity interests in special purpose entities securing only Indebtedness and other obligations of such entities that was incurred for the purpose of financing (including through securitizations) films, television programming, music and other intellectual property.

          (v) Clause (v) of Section 6.04 of the Credit Agreement is hereby deleted and replaced with:

               (v) clause (a) of the foregoing shall not apply to prohibitions, restrictions and conditions arising pursuant to contractual arrangements (other than arrangements with respect to Indebtedness) entered into in the ordinary course of business relating to (I) specific items of property (other than equity interests) or (II) the equity interests of special purpose vehicles that own no material assets other than the specific items of property referred to in clause
          (I) subject to such contractual arrangements; provided that (x) such prohibitions, restrictions and conditions apply only to such specific items of property and such equity interests of special purpose vehicles which are subject to such contractual arrangements and (y) if the aggregate amount (without duplication) of property and equity interests of special purpose vehicles subject to such prohibitions, restrictions or conditions exceeds 5% of the Consolidated Total Assets of Seagram at any time, the amount of such excess (the "Restricted Property Amount"), when added to (A) the aggregate principal amount of Indebtedness and the aggregate amount of other payment obligations secured by Liens permitted only by paragraph (f) of Section 6.01 and
          (B) the aggregate amount of Attributable Debt of Sale and Lease-Back Transactions permitted only by paragraph (e) of Section 6.01 shall not exceed 15% of the Consolidated Total Assets of Seagram at such time,

          SECTION 2. New Lenders and Departing Lenders. As of the date hereof, each of the new lenders (the "New Lenders") indicated on Exhibit A hereto shall become a party to and shall be bound by the provisions of the Amended and Restated Credit Agreement and shall have the rights and obligations of a Lender thereunder. Each of the New Lenders hereby confirms that (i) it has received a copy of the Credit Agreement, together with the most recent financial statements delivered pursuant to Section 5.01 of the Credit Agreement and such other documents as it has deemed appropriate to make its own credit analysis and decision to become a party to the Amended and Restated Credit Agreement, and
(ii) it will independently and without reliance on the Administrative Agent or any other Lender and based on such information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended and Restated Credit Agreement. This Amendment and Restatement shall not be effective with respect to any lender (a "Departing Lender") under the Credit Agreement that has not executed this Amendment and Restatement Agreement as a Consenting Lender, and the rights and obligations of the Departing Lenders shall terminate on October 20, 1999, in accordance with the Credit Agreement.

          SECTION 3. Representations and Warranties. Each of the Borrower and the Guarantors represents and warrants as of the date hereof to each of the Lenders that:

          (a) Before and after giving effect to this Amendment and Restatement, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) Immediately before and after giving effect to this Amendment and Restatement, no Event of Default or Default has occurred and is continuing.

          SECTION 4. Conditions to Effectiveness. The amendments set forth in
Section 1 of this Amendment and Restatement shall become effective, as of the date hereof, on the date (the "Amendment Closing Date") on which (i) the Administrative Agent shall have received (A) counterparts of this Amendment and Restatement that, when taken together, bear the signatures of the Borrower, the Guarantors, the Administrative Agent, the Required Lenders and the Consenting Lenders listed in Schedule 2.01 to the Amended and Restated Credit Agreement,
(B) legal opinions of Simpson Thacher and Bartlett, Goodman Phillips & Vineberg and Barnes & Thornburg, in each case relating to this Amendment and

Restatement, the Amended and Restated Credit Agreement and such other matters as the Administrative Agent may reasonably request, each in form and substance reasonably satisfactory to the Administrative Agent, (C) such documents and certificates as the Administrative Agent may reasonably request relating to the existence of the Borrower and the Guarantors, the corporate authority of the Borrower and the Guarantors to enter into, and validity of, this Amendment and Restatement, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent and (D) payment of the fees described in the Fee Letter dated as of October 1, 1999, between the Borrower, The Chase Manhattan Bank and Chase Securities Inc. and all expenses of the Administrative Agent as described in Section 8, to the extent such expenses have been invoiced prior to the Amendment Closing Date, (ii) the Other Amendments shall have become, or shall simultaneously become, effective in accordance with their terms and (iii) there shall be no Loans outstanding on the Amendment Closing Date.

          SECTION 5. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

          SECTION 6. APPLICABLE LAW. THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. Counterparts. This Amendment and Restatement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

          SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses incurred by it in connection with this Amendment and Restatement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first written above.


                         JOSEPH E. SEAGRAM & SONS, INC.,

                           by
                              /s/ John R. Preston
                              ---------------------------------
                              Name: John R. Preston
                              Title: Vice President &
                              Treasurer


                         THE SEAGRAM COMPANY LTD.,

                           by
                              /s/ John R. Preston
                              ---------------------------------
                              Name: John R. Preston
                              Title: Vice President &
                              Treasurer


                         J.E. SEAGRAM CORP.,

                           by
                              /s/ John R. Preston
                              ---------------------------------
                              Name: John R. Preston
                              Title: Vice President &
                              Treasurer


                         THE CHASE MANHATTAN BANK,
                         individually and as
                         Administrative Agent,

                           by
                              /s/ Robert T. Sacks
                              ---------------------------------
                              Name: Robert T. Sacks
                              Title: Managing Director

                         CITIBANK, N.A., individually and
                         as Syndication Agent,
                           by
                              /s/ Elizabeth H. Minnella
                              ---------------------------------
                              Name: Elizabeth H. Minnella
                              Title: Vice President


     BANK OF AMERICA, N.A., individually and as Co-Documentation
     Agent,

       by
          /s/ Thomas J. Kane
          -----------------------------
          Name: Thomas J. Kane
          Title: Vice President


     BANK OF MONTREAL, individually and as Co-Documentation
     Agent,

       by
          /s/ Jeffrey N. Wieser
          -----------------------------
          Name: Jeffrey N. Wieser
          Title: Managing Director


     CITICORP USA, INC.

       by
          /s/ Elizabeth H. Minella
          -----------------------------
          Name: Elizabeth H. Minella
          Title: Vice President


     ABN AMRO BANK, N.V.

       by
          /s/ Frances O'R. Logan
          -----------------------------
          Name: Frances O'R. Logan
          Title: Senior Vice President

       by
          /s/ David Carrington
          -----------------------------
          Name: David Carrington
          Title: Vice President

                         THE BANK OF NEW YORK

                           by
                              /s/ John C. Lambert
                              ---------------------------------
                              Name: John C. Lambert
                              Title: Vice President

                         BANQUE NATIONALE DE PARIS

                           by
                              /s/ Sophie Revillard Kaufman
                              ---------------------------------
                              Name: Sophie Revillard Kaufman
                              Title: Vice President

                           by
                              /s/ Gwen Abbott
                              ---------------------------------
                              Name: Gwen Abbott
                              Title: Assistant Vice President


                         BARCLAYS BANK PLC

                           by
                              /s/ Craig J. Lewis
                              ---------------------------------
                              Name: Craig J. Lewis
                              Title: Director


                         COMMERZBANK AG, NEW YORK BRANCH AND/OR
                         GRAND CAYMAN BRANCH

                           by
                              /s/ Markus Tappe
                              ---------------------------------
                              Name: Markus Tappe
                              Title: Vice President

                           by
                              /s/ Andreas Schwung
                              ---------------------------------
                              Name: Andreas Schwung
                              Title: Vice President


                         CREDIT AGRICOLE INDOSUEZ

                           by
                              /s/ Craig Welch
                              ---------------------------------
                              Name: Craig Welch
                              Title: First Vice President

                           by
                              /s/ John McCloskey
                              ---------------------------------
                              Name: John McCloskey

                              Title: Vice President, Senior
                           Relationship Manager

                         DEUTSCHE BANK AG NEW YORK BRANCH AND/OR
                         CAYMAN ISLANDS BRANCH

                           by
                              /s/ Alexander Karow
                              ---------------------------------
                              Name: Alexander Karow
                              Title: Assistant Vice President

                           by
                              /s/ William W. McGinty
                              ---------------------------------
                              Name: William W. McGinty
                              Title: Director


                         DRESDNER BANK AG, NEW YORK BRANCH AND
                         GRAND CAYMAN BRANCH

                           by
                              /s/ Laura G. Fazio
                              ---------------------------------
                              Name: Laura G. Fazio
                              Title: First Vice President

                           by
                              /s/ Constance Loosemore
                              ---------------------------------
                              Name: Constance Loosemore
                              Title: Assistant Vice President


                         HSBC BANK USA

                           by
                              /s/ Jeffrey Hughes
                              ---------------------------------
                              Name: Jeffrey Hughes
                              Title: Assistant Vice President


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                         NEW YORK BRANCH

                           by
                              /s/ J. Kenneth Biegen
                              ---------------------------------
                              Name: J. Kenneth Biegen
                              Title: Senior Vice President

                         LLOYDS TSB BANK PLC

                           by
                              /s/ David Rodway
                              ---------------------------------
                              Name: David Rodway
                              Title: Assistant Director R156

                           by
                              /s/ Louise Miller
                              ---------------------------------
                              Name: Louise Miller
                              Title: Assistant Vice President
                                    Structured Finance M256


                         NATIONAL WESTMINSTER BANK PLC
                         NEW YORK BRANCH, as lender

                           by
                              /s/ Richard Freedman
                              ---------------------------------
                              Name: Richard Freedman
                              Title: Director, North America



                         NATIONAL WESTMINSTER BANK PLC
                         NASSAU BRANCH, as lender


                           by
                              /s/ Richard Freedman
                              ---------------------------------
                              Name: Richard Freedman
                              Title: Director, North America


                         SOCIETE GENERALE FINANCE (IRELAND) LIMITED

                           by
                              /s/ Richard Wanless
                              ---------------------------------
                              Name: Richard Wanless
                              Title: Managing Director

                           by
                              /s/ Aidan Storey
                              ---------------------------------
                              Name: Aidan Storey
                              Title: Account Manager

                         TORONTO DOMINION (TEXAS), INC.

                           by
                              /s/ Mark A. Baird
                              ---------------------------------
                              Name: Mark A. Baird
                              Title: Vice President


                         WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                         YORK BRANCH

                           by
                              /s/ Lucie L. Guernsey
                              ---------------------------------
                              Name: Lucie L. Guernsey
                              Title: Director

                           by
                              /s/ Pascal Kabemba
                              ---------------------------------
                              Name: Pascal Kabemba
                              Title: Associate


                         THE BANK OF NOVA SCOTIA

                           by
                              /s/ James R. Trimble
                              ---------------------------------
                              Name: James R. Trimble
                              Title: Senior Relationship Manager


                         CREDIT SUISSE FIRST BOSTON

                           by
                              /s/ David W. Kratovil
                              ---------------------------------
                              Name: David W. Kratovil
                              Title: Director

                           by
                              /s/ Joel Glodowski
                              ---------------------------------
                              Name: Joel Glodowski
                              Title: Managing Director

                         BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN
                         ISLANDS BRANCH

                           by
                              /s/ Hereward Drummond
                              ---------------------------------
                              Name: Hereward Drummond
                              Title: Senior Vice President

                           by
                              /s/ James H. Boyle
                              ---------------------------------
                              Name: James H. Boyle
                              Title: Vice President


                         MELLON BANK, N.A.

                           by
                              /s/ Maria N. Sisto
                              ---------------------------------
                              Name: Maria N. Sisto
                              Title: Assistant Vice President


                         ING BANK N.V.

                           by
                              /s/ Peter Nabney
                              ---------------------------------
                              Name: Peter Nabney
                              Title: Country Manager

                           by
                              /s/ Alan Duffy
                              ---------------------------------
                              Name: Alan Duffy
                              Title: Vice President

                         BANCA NAZIONALE DEL LAVORO S.p.A. NEW YORK
                         BRANCH

                           by
                              /s/ Giulio Giovine
                              ---------------------------------
                              Name: Giulio Giovine
                              Title: Vice President

                           by
                              /s/ Leonardo Valentini
                              ---------------------------------
                              Name: Leonardo Valentini
                              Title: First Vice President


                         BANCO BILBAO VIZCAYA

                           by
                              /s/ Alejandro Lorca
                              ---------------------------------
                              Name: Alejandro Lorca
                              Title: Vice President

                           by
                              /s/ John Martini
                              ---------------------------------
                              Name: John Martini
                              Title: Vice President


                         THE BANK OF TOKYO-MITSUBISHI TRUST, LTD.,
                         NEW YORK BRANCH

                           by
                              /s/ Jim Brown
                              ---------------------------------
                              Name: Jim Brown
                              Title: Attorney-In-Fact


                         BANK ONE, NA [MAIN OFFICE CHICAGO]

                           by
                              /s/ Stephen E. McDonald
                              ---------------------------------
                              Name: Stephen E. McDonald
                              Title: Senior Vice President


                         BANKBOSTON, N.A.

                           by
                              /s/ William F. Hamilton
                              ---------------------------------
                              Name: William F. Hamilton
                              Title: Director


                         THE DAI-ICHI KANGYO BANK, LIMITED,

                           by
                              /s/ Marvin M. Lazar
                              ---------------------------------
                              Name: Marvin M. Lazar
                              Title: Assistant Vice President


                         FIRST UNION NATIONAL BANK

                           by
                              /s/ Douglas E. Blackman
                              ---------------------------------
                              Name: Douglas E. Blackman
                              Title: Vice President


                         ROYAL BANK OF CANADA

                           by
                              /s/ Barbara Meijer
                              ---------------------------------
                              Name: Barbara Meijer
                              Title: Senior Manager


                         THE ROYAL BANK OF SCOTLAND PLC

                           by
                              /s/ Derek Bonnar
                              ---------------------------------
                              Name: Derek Bonnar
                              Title: Vice President


                         THE NORINCHUKIN BANK, NEW YORK BRANCH

                           by
                              /s/ Yoshiro Niiro
                              ---------------------------------
                              Name: Yoshiro Niiro
                              Title: General Manager

                         BANCA MONTE DEI PASCHI DI SIENA S.p.A.

                           by
                              /s/ S. M. Sondak
                              ---------------------------------
                              Name: S. M. Sondak
                              Title: First Vice President & Deputy
                                 General Manager

                           by
                              /s/ Brian R. Landy
                              ---------------------------------
                              Name: Brian R. Landy
                              Title: Vice President

                                                                       EXHIBIT A

                                                                   SCHEDULE 2.01

                  INSTITUTION                          REVOLVING COMMITMENT

The Chase Manhattan Bank                                  $   85,000,000
Bank of America, N.A.                                         80,000,000
Bank of Montreal                                              80,000,000
Citicorp USA, Inc.                                            80,000,000
ABN AMRO Bank, N.V.                                           65,000,000
The Bank of New York                                          65,000,000
Banque Nationale de Paris                                     65,000,000
Barclays Bank PLC                                             65,000,000
Commerzbank AG, New York Branch
  and/or Grand Cayman Branch                                  65,000,000
Credit Agricole Indosuez                                      65,000,000
Deutsche Bank AG New York Branch
  and/or Cayman Islands Branch                                65,000,000
Dresdner Bank AG New York Branch
  and Grand Cayman Branch                                     65,000,000
HSBC Bank USA                                                 65,000,000
The Industrial Bank of Japan,
  Limited, New York Branch                                    65,000,000
Lloyds TSB Bank PLC                                           65,000,000
National Westminster Bank PLC                                 65,000,000
Societe Generale Finance (Ireland) Ltd.                       65,000,000
Toronto Dominion (Texas), Inc.                                65,000,000
Westdeutsche Landesbank
  Girozentrale, New York Branch                               65,000,000
The Bank of Nova Scotia                                       65,000,000
Credit Suisse First Boston                                    65,000,000
Bayerische Landesbank Girozentrale,
  Cayman Islands Branch                                       40,000,000
Mellon Bank, N.A.                                             40,000,000
ING Bank                                                      20,000,000
Banca Nazionale Del Lavoro S.p.A.
  New York Branch                                             20,000,000
Banco Bilbao Vizcaya                                          20,000,000
The Bank of Tokyo Mitsubishi, Ltd.,
  New York Branch                                             20,000,000
Bank One, NA [main office Chicago]                            20,000,000
BankBoston, N.A.                                              20,000,000
Dai-Ichi Kangyo Bank, Limited                                 20,000,000
First Union National Bank                                     20,000,000
Royal Bank of Canada                                          20,000,000
Royal Bank of Scotland PLC                                    20,000,000
The Norinchukin Bank, New York Branch                         20,000,000
Banca Monte Dei Paschi Di Siena S.p.A.                        20,000,000
Total Commitments                                         $1,750,000,000